EXHIBIT 10.04

BILL OF SALE

        THIS BILL OF SALE dated April 18, 2006 is executed and delivered by Western Medical, Inc., a corporation organized under the laws of the State of New Jersey and having its principal place of business at 64 North Summit Street, Tenafly, New Jersey 07670 (“Seller”), in connection with the Asset Purchase Agreement dated January 26, 2006, by and between Seller and Derma Sciences, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania and having its principal place of business at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540 (“Buyer”).

        WHEREAS, pursuant to the Asset Purchase Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer the assets hereinbelow described,

        NOW, THEREFORE, in consideration of the execution and delivery of the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller undertakes as follows:

        1.    Sale and Delivery. The Seller hereby sells, transfers conveys, assigns and delivers to the Buyer and its successors and assigns all of the Seller’s right, title and interest in and to the assets, properties and rights of the Seller, including certain intellectual property rights, as listed on Exhibit “A” attached hereto (the “Assets”).

        2.    Non-Exclusive License. The Seller hereby grants to Buyer a non-exclusive license to use the name “Western Medical,” for a period of eighteen (18) months, commencing on April 18, 2006 and terminating on October 17, 2007, to assure a smooth transition in the transfer of Assets conveyed hereby and in the Asset Purchase Agreement. At the end of said eighteen (18) month period, Buyer shall have no further rights to utilize the name “Western Medical” for any purposes.

        3.    Further Assurances. The Seller hereby agrees to execute and deliver such other instruments or documents, and to take such additional actions, as may be reasonably requested by the Buyer in order to effectuate the transfers contemplated hereby.

        4.    Asset Purchase Agreement. This Bill of Sale is intended to evidence the consummation of the sale and transfer by the Seller to the Buyer of the Assets as contemplated by the Asset Purchase Agreement.

        5.    Governing Law. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of law principles thereof.

        IN WITNESS WHEREOF, this Bill of Sale has been duly executed by and delivered by a duly authorized officer of the Seller on the date first above written.

WESTERN MEDICAL, LTD.
By:
Christopher Fuhrman President and Chief Executive Officer

EXHIBIT A

ASSETS

Products:

Item Number:              2070
Description:              PSS SELECT UNNABOOT 3" x 10 YARDS (60 EACH)

Item Number:              2071
Description:              PSS SELECT UNNABOOT 4" x 10 YARDS (60 EACH)

Item Number:              2072
Description:              PSS SELECT UNNABOOT 3" x 10 YARDS W/ CALAMINE (60 EACH)

Item Number:              2073
Description:              PSS SELECT UNNABOOT 4" x 10 YARDS W/ CALAMINE (60 EACH)

Item Number:              261320
Description:              DOMEPASTE 3" PASTE BANDAGE

Item Number:              261440
Description:              DOMEPASTE 4" PASTE BANDAGE

Item Number:              90-0434
Description:              COPRESS 3" x 5 YARD COHESIVE - HT PKG

Item Number:              90-0435
Description:              COPRESS 4" x 5 YARD COHESIVE - HT PKG

Item Number:              90-0506
Description:              4" 100% COTTON GAUZE

Item Number:              90-0507
Description:              3" 100% COTTON GAUZE

Item Number:              APPLICATORS
Description:              FINGER SPLINTS ALUMINUM

Item Number:              BA2500
Description:              BANDNET SIZE 0 - 25 YARDS STRETCHED

Item Number:              BA2500.5
Description:              BANDNET SIZE .5 - 25 YARDS STRETCHED

EXHIBIT “A”

Item Number:              BA2501
Description:              BANDNET SIZE 1 - 25 YARDS STRETCHED

Item Number:              BA2502
Description:              BANDNET SIZE 2 - 25 YARDS STRETCHED

Item Number:              BA2503
Description:              BANDNET SIZE 3 - 25 YARDS STRETCHED

Item Number:              BA2504
Description:              BANDNET SIZE 4 - 25 YARDS STRETCHED

Item Number:              BA2505
Description:              BANDNET SIZE 5 - 25 YARDS STRETCHED

Item Number:              BA2505.5
Description:              BANDNET SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              BA2506
Description:              BANDNET SIZE 6 - 25 YARDS STRETCHED

Item Number:              BA2507
Description:              BANDNET SIZE 7 - 25 YARDS STRETCHED

Item Number:              BA2508
Description:              BANDNET SIZE 8 - 25 YARDS STRETCHED

Item Number:              BA2509
Description:              BANDNET SIZE 9 - 25 YARDS STRETCHED

Item Number:              BA2510
Description:              BANDNET SIZE 10 - 25 YARDS STRETCHED

Item Number:              BA2511
Description:              BANDNET SIZE 11 - 25 YARDS STRETCHED

Item Number:              BA2512
Description:              BANDNET SIZE 12 - 25 YARDS STRETCHED

Item Number:              BA2514
Description:              BANDNET SIZE 14 - 25 YARDS STRETCHED

Item Number:              BA2522
Description:              BANDNET SIZE 22 - 25 YARDS STRETCHED

Item Number:              BA5000
Description:              BANDNET SIZE 0 - 50 YARDS STRETCHED

Item Number:              BA5000.5
Description:              BANDNET SIZE .5 - 50 YARDS STRETCHED

Item Number:              BA5001
Description:              BANDNET SIZE 1 - 50 YARDS STRETCHED

Item Number:              BA5002
Description:              BANDNET SIZE 2 - 50 YARDS STRETCHED

Item Number:              BA5003
Description:              BANDNET SIZE 3 - 50 YARDS STRETCHED

Item Number:              BA5004
Description:              BANDNET SIZE 4 - 50 YARDS STRETCHED

Item Number:              BA5005
Description:              BANDNET SIZE 5 - 50 YARDS STRETCHED

Item Number:              BA5005.5
Description:              BANDNET SIZE 5.5 - 50 YARDS STRETCHED

Item Number:              BA5006
Description:              BANDNET SIZE 6 - 50 YARDS STRETCHED

Item Number:              BA5007
Description:              BANDNET SIZE 7 - 50 YARDS STRETCHED

Item Number:              BA5008
Description:              BANDNET SIZE 8 - 50 YARDS STRETCHED

Item Number:              BA5009
Description:              BANDNET SIZE 9 - 50 YARDS STRETCHED

Item Number:              BA5010
Description:              BANDNET SIZE 10 - 50 YARDS STRETCHED

Item Number:              BA5011
Description:              BANDNET SIZE 11 - 50 YARDS STRETCHED

Item Number:              BL-113L
Description:              BECK-LEE STRESS T-SHIRTS - LARGE (5 BAGS PER CASE)

Item Number:              BL-113M
Description:              BECK-LEE STRESS T-SHIRT - MEDIUM (5 BAGS PER CASE)

Item Number:              BL-113S
Description:              BECK-LEE STRESS T-SHIRT - SMALL (5 BAGS PER CASE)

Item Number:              BL-113XL
Description:              BECK-LEE STRESS T-SHIRT - EXTRA LARGE (5 BAGS PER CASE)

Item Number:              C15510-219
Description:              ALLEGIANCE TUBULAR GAUZE 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-220
Description:              ALLEGIANCE TUBULAR GAUZE 1" X 50 YARDS (WHITE)

Item Number:              C15510-221
Description:              ALLEGIANCE TUBULAR GAUZE 1 1/2" X 50 YARDS (WHITE)

Item Number:              C15510-222
Description:              ALLEGIANCE TUBULAR GAUZE 2 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-223
Description:              ALLEGIANCE TUBULAR GAUZE 3 5/8" X 50 YARDS (WHITE)

Item Number:              C15510-231
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #1

Item Number:              C15510-232
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #2

Item Number:              C15510-234
Description:              ALLEGIANCE LUCITE APPLICATOR - SIZE #3

Item Number:              C15510-241
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #1

Item Number:              C15510-242
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #2

Item Number:              C15510-243
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #3

Item Number:              C15510-244
Description:              ALLEGIANCE CAGE APPLICATOR - SIZE #4

Item Number:              GEN10NET
Description:              GENETIC LABS SIZE 10 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN11/2TUBE
Description:              GENETIC LABS TUBULAR GAUZE 1 1/2" X 50 YARDS (BULK)

Item Number:              GEN1NET
Description:              GENETIC LABS SIZE 1 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN1TUBE
Description:              GENETIC LABS TUBULAR GAUZE 1" X 50 YARDS (BULK)

Item Number:              GEN25/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 2 5/8 BULK

Item Number:              GEN2NET
Description:              GENETIC LABS SIZE 2 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN3NET
Description:              GENETIC LABS SIZE 3 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN4NET
Description:              GENETIC LABS SIZE 4 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN5/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 5/8" X 50 YARDS (BULK)

Item Number:              GEN5NET
Description:              GENETIC LABS SIZE 5 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN6NET
Description:              GENETIC LABS SIZE 6 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN7/8TUBE
Description:              GENETIC LABS TUBULAR GAUZE 7/8" X 50 YARDS (BULK)

Item Number:              GEN7NET
Description:              GENETIC LABS SIZE 7 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN8NET
Description:              GENETIC LABS SIZE 8 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GEN9NET
Description:              GENETIC LABS SIZE 9 ELASTIC NET - 25 YARDS STRETCHED

Item Number:              GL-100-3R
Description:              3" FLEXOPLAST REVERSE ADHESIVE BANDAGE - 5 YARDS STRETCHED

Item Number:              GL-1000
Description:              GLENSLEEVE II - HAND/WRIST  # 21038

Item Number:              GL-1000B
Description:              GLENSLEEVE II - HAND/WRIST (BEIGE)

Item Number:              GL-1000WP
Description:              GLENSLEEVE HAND/WRIST/ARM PROTECTOR. WHITE PADDED /12/CASE

Item Number:              GL-1000WP/PAIR
Description:              WHITE PADDED GLENSLEEVES/PAIR/ BULK

Item Number:              GL-105F
Description:              SURGITUBE 5/8" X 5 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-105W
Description:              SURGITUBE 5/8" X 5 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-1100B
Description:              GLENSLEEVE 1100 PETITE HAND/WRIST/ARM BEIGE 12 PAIR PER CASE

Item Number:              GL-110W
Description:              SURGITUBE 5/8" X 10 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-1CDBX
Description:              # 1 cotton dacron boxed with applicator

Item Number:              GL-200-3
Description:              3" UNNA-PAK - ONE DOZEN COHESIVE BANDAGE/3"PASTE BANDAGE

Item Number:              GL-200-4
Description:              4" UNNA-PAK / DZ. COHESIVE BANDAGE/4" PASTE BANDAGE

Item Number:              GL-2000
Description:              GLENSLEEVE II - HAND/WRIST/THUMB  #21033

Item Number:              GL-205F
Description:              SURGITUBE 7/8" X 5 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-205W
Description:              SURGITUBE 7/8" X 5 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-209
Description:              SURGITUBE 5/8" X 50 YARDS (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-210
Description:              SURGITUBE 1" X 50 YARDS (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-210F
Description:              SURGITUBE 7/8" x 10 YARDS (FLESH) - INCL. SPLINT APPLICATOR

Item Number:              GL-210W
Description:              SURGITUBE 7/8" X 10 YARDS (WHITE) - INCL. SPLINT APPLICATOR

Item Number:              GL-211
Description:              SURGITUBE 1 1/2" X 50 YARD (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-212
Description:              SURGITUBE 2 5/8" X 50 YARD (FLESH) - FOR USE WITH APPLICATOR

Item Number:              GL-219
Description:              SURGITUBE 5/8" X 50 YARDS (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-220
Description:              SURGITUBE 1" X 50 YARDS (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-221
Description:              SURGITUBE 1 1/2" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-222
Description:              SURGITUBE 2 5/8" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-223
Description:              SURGITUBE 3 5/8" X 50 YARD (WHITE) - FOR USE WITH APPLICATOR

Item Number:              GL-224
Description:              SURGITUBE 5" X 50 YARDS (WHITE)

Item Number:              GL-225
Description:              SURGITUBE 7" X 50 YARDS (WHITE)

Item Number:              GL-227
Description:              CAGE APPLICATOR SET (SIZES 1, 2 & 3)

Item Number:              GL-230
Description:              METAL CAGE APPLICATOR - SIZE #0

Item Number:              GL-231
Description:              METAL CAGE APPLICATOR - SIZE #1

Item Number:              GL-231P
Description:              LUCITE TUBE APPLICATOR - SIZE #1

Item Number:              GL-232
Description:              METAL CAGE APPLICATOR - SIZE #2

Item Number:              GL-232P
Description:              LUCITE TUBE APPLICATOR - SIZE #2

Item Number:              GL-234
Description:              METAL CAGE APPLICATOR - SIZE #3

Item Number:              GL-234P
Description:              LUCITE TUBE APPLICATOR - SIZE #3

Item Number:              GL-235
Description:              STARTER KIT W/TUBE GAUZE AND CAGE APPLICATORS

Item Number:              GL-236
Description:              METAL CAGE APPLICATOR - SIZE #4

Item Number:              GL-241
Description:              SURGITUBE 5/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-242
Description:              SURGITUBE 7/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-242A
Description:              SURGITUBE 1 1/8" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-243
Description:              SURGITUBE 1 1/2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-244
Description:              SURGITUBE 1 1/2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-245
Description:              SURGITUBE 2" X 50 YARDS (WHITE) - FOR USE W/O APPLICATOR

Item Number:              GL-246
Description:              SURGITUBE 5/8" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-247
Description:              SURGITUBE 7/8" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-248
Description:              SURGITUBE 1 1/2" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-251
Description:              SURGITUBE 5/8" x 15 YARDS (WHITE)

Item Number:              GL-252
Description:              SURGITUBE 7/8" x 15 YARDS (WHITE)

Item Number:              GL-2522
Description:              SURGILAST SIZE 22 - 25 YARDS STRETCHED

Item Number:              GL-252A
Description:              SURGITUBE 1 1/8" x 15 YARDS (WHITE)

Item Number:              GL-260
Description:              SURGITUBE 2" X 50 YARDS (FLESH) - FOR USE W/O APPLICATOR

Item Number:              GL-2CDBX
Description:              #2 COTTON DACRON - BOXED WITH APPLICATORS

Item Number:              GL-300-1
Description:              PRIMER 3" X 10 YDS. UNNA BOOT

Item Number:              GL-300-1C
Description:              PRIMER 3" X 10 YDS. UNNA BOOT W/CALAMINE

Item Number:              GL-300-1F
Description:              PRIMER FLEX 3" ELASTIC UNNABOOT 10 YDS STRETCHED

Item Number:              GL-3000
Description:              GLENSLEEVE II - BELOW KNEE #21043

Item Number:              GL-3000B
Description:              GLENSLEEVE II - BELOW KNEE (BEIGE) # 21052

Item Number:              GL-305F
Description:              SURGITUBE 1 1/2" X 5 YARDS (FLESH)

Item Number:              GL-305W
Description:              SURGITUBE 1 1/2" X 5 YARDS (WHITE)

Item Number:              GL-310W
Description:              SURGITUBE 1 1/2" X 10 YARDS (WHITE)

Item Number:              GL-400-1
Description:              PRIMER 4" X 10 YDS. UNNA BOOT

Item Number:              GL-400-1C
Description:              PRIMER 4" X 10 YDS. UNNA BOOT W/CALAMINE

Item Number:              GL-400-1F
Description:              PRIMER FLEX 4" ELASTIC UNNABOOT 10 YDS STRETCHED

Item Number:              GL-405W
Description:              SURGITUBE 1 1/2" X 5 YARDS (WHITE) - TIGHT WEAVE

Item Number:              GL-501
Description:              SURGILAST SIZE 1 - 50 YARDS STRETCHED

Item Number:              GL-502
Description:              SURGILAST SIZE 2 - 50 YARDS STRETCHED

Item Number:              GL-503
Description:              SURGILAST SIZE 3 - 50 YARDS STRETCHED

Item Number:              GL-504
Description:              SURGILAST SIZE 4 - 50 YARDS STRETCHED

Item Number:              GL-505
Description:              SURGILAST SIZE 5 - 50 YARDS STRETCHED

Item Number:              GL-506
Description:              SURGILAST SIZE 5.5 - 50 YARDS STRETCHED

Item Number:              GL-507
Description:              SURGILAST SIZE 6 - 50 YARDS STRETCHED

Item Number:              GL-508
Description:              SURGILAST SIZE 7 - 50 YARDS STRETCHED

Item Number:              GL-509
Description:              SURGILAST SIZE 8 - 50 YARDS STRETCHED

Item Number:              GL-510
Description:              SURGILAST SIZE 9 - 50 YARDS STRETCHED

Item Number:              GL-511
Description:              SURGILAST SIZE 10 - 50 YARDS STRETCHED

Item Number:              GL-512
Description:              SURGILAST SIZE 11 - 50 YARDS STRETCHED

Item Number:              GL-600
Description:              SURGILAST PRE-CUT HEAD DRESSING (20 UNITS PER BOX)

Item Number:              GL-620
Description:              SURGILAST PRE-CUT PERINEUM/SMALL-MEDIUM (20 UNITS PER BOX)

Item Number:              GL-622
Description:              SURGILAST PRE-CUT PERINEUM/LARGE-X-LARGE (20 UNITS PER BOX)

Item Number:              GL-641
Description:              SURGILAST PRE-CUT FOOT/KNEE/ELBOW/HAND (20 UNITS PER BOX)

Item Number:              GL-701
Description:              SURGILAST SIZE 1 - 25 YARDS STRETCHED

Item Number:              GL-702
Description:              SURGILAST SIZE 2 - 25 YARDS STRETCHED

Item Number:              GL-703
Description:              SURGILAST SIZE 3 - 25 YARDS STRETCHED

Item Number:              GL-704
Description:              SURGILAST SIZE 4 - 25 YARDS STRETCHED

Item Number:              GL-705
Description:              SURGILAST SIZE 5 - 25 YARDS STRETCHED

Item Number:              GL-706
Description:              SURGILAST SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              GL-707
Description:              SURGILAST SIZE 6 - 25 YARDS STRETCHED

Item Number:              GL-708
Description:              SURGILAST SIZE 7 - 25 YARDS STRETCHED

Item Number:              GL-709
Description:              SURGILAST SIZE 8 - 25 YARDS STRETCHED

Item Number:              GL-710
Description:              SURGILAST SIZE 9 - 25 YARDS STRETCHED

Item Number:              GL-711
Description:              SURGILAST SIZE 10 - 25 YARDS STRETCHED

Item Number:              GL-712
Description:              SURGILAST SIZE 11 - 25 YARDS STRETCHED

Item Number:              GL-713
Description:              SURGILAST SIZE 12 - 25 YARDS STRETCHED

Item Number:              GL-714
Description:              SURGILAST SIZE 13 - 25 YARDS STRETCHED

Item Number:              GL-715
Description:              SURGILAST SIZE 14 - 25 YARDS STRETCHED

Item Number:              GL-720
Description:              SURGILAST SIZE A - 10 YARDS STRETCHED

Item Number:              GL-722
Description:              SURGILAST SIZE B - 10 YARDS STRETCHED

Item Number:              GL-724
Description:              SURGILAST SIZE C - 10 YARDS STRETCHED

Item Number:              GL-726
Description:              SURGILAST SIZE D - 10 YARDS STRETCHED

Item Number:              GL-750
Description:              SURGILAST STRESS VEST - SMALL/MEDIUM (20 UNITS PER BOX)

Item Number:              GL-752
Description:              SURGILAST STRESS VEST - LARGE/X-LARGE (20 UNITS PER BOX)

Item Number:              GL-800
Description:              HEEL & ELBOW PROTECTORS - SMALL (12 PAIRS)

Item Number:              GL-800/24
Description:              HEEL & ELBOW PROTECTORS - SMALL (24 PAIRS)

Item Number:              GL-801
Description:              HEEL & ELBOW PROTECTORS - MEDIUM/LARGE (12 PAIRS)

Item Number:              GL-801/24
Description:              HEEL & ELBOW PROTECTORS - MEDIUM/LARGE (24 PAIRS)

Item Number:              GL-801/PR
Description:              HEEL AND ELBOW PROTECTOR SIZE MEDIUM/ LARGE ONE PAIR

Item Number:              GL-802
Description:              HEEL & ELBOW PROTECTORS - EXTRA-LARGE (12 PAIRS)

Item Number:              GL-802/24
Description:              HEEL & ELBOW PROTECTORS - EXTRA-LARGE (24 PAIRS)

Item Number:              GL-802/PR
Description:              HEEL AND ELBOW SIZE X-LGE - ONE PAIR

Item Number:              GL-899
Description:              GLENSLEEVE ARM PROTECTORS - SMALL/MEDIUM (12 PAIRS)

Item Number:              GL-900
Description:              GLENSLEEVE ARM PROTECTORS - LARGE/EXTRA-LARGE  (12 PAIRS)

Item Number:              GL-9702
Description:              ORTHOPAEDIC STOCKINETTE 2" X 25 YARDS (COTTON) #10022

Item Number:              GL-9703
Description:              ORTHOPAEDIC STOCKINETTE 3" X 25 YARDS (COTTON) #10023

Item Number:              GL-9704
Description:              ORTHOPAEDIC STOCKINETTE 4" X 25 YARDS (COTTON)

Item Number:              GL-9706
Description:              ORTHOPAEDIC STOCKINETTE 6" X 25 YARDS (COTTON)

Item Number:              GL-9712
Description:              ORTHOPAEDIC STOCKINETTE 2" X 25 YARDS (SYNTHETIC)

Item Number:              GL-9713
Description:              ORTHOPAEDIC STOCKINETTE 3" X 25 YARDS (SYNTHETIC)

Item Number:              GL-9714
Description:              ORTHOPAEDIC STOCKINETTE 4" X 25 YARDS (SYNTHETIC)

Item Number:              GL-ALUAPP
Description:              ALUMINUM FINGER SPLINT APPLICATOR - ONE DOZEN

Item Number:              GL-B10
Description:              SURGIGRIP LATEX-FREE SIZE B - 2 1/2" x 10 METERS #01114

Item Number:              GL-C10
Description:              SURGIGRIP LATEX-FREE SIZE C - 2 3/4" x 10 METERS

Item Number:              GL-D10
Description:              SURGIGRIP LATEX-FREE SIZE D - 3" x 10 METERS

Item Number:              GL-E10
Description:              SURGIGRIP LATEX-FREE SIZE E - 3 1/2" x 10 METERS

Item Number:              GL-F10
Description:              SURGIGRIP LATEX-FREE SIZE F - 4" x 10 METERS

Item Number:              GL-G10
Description:              SURGIGRIP LATEX-FREE SIZE G - 4  1/2" x 10 meters per box

Item Number:              GL-J10
Description:              SURGIGRIP LATEX-FREE SIZE J -  6 3/4" X 10 METERS.

Item Number:              GL-K10
Description:              SURGIGRIP LATEX-FREE SIZE K - 8 " x 10 METERS

Item Number:              GL-L10
Description:              SURGIGRIP LATEX-FREE SIZE L - 12 3/4" x 10 METERS

Item Number:              GL-LF2501
Description:              SURGILAST LATEX-FREE SIZE 1 - 25 YARDS STRETCHED

Item Number:              GL-LF2502
Description:              SURGILAST LATEX-FREE SIZE 2 - 25 YARDS STRETCHED

Item Number:              GL-LF2503
Description:              SURGILAST LATEX-FREE SIZE 3 - 25 YARDS STRETCHED

Item Number:              GL-LF2504
Description:              SURGILAST LATEX-FREE SIZE 4 - 25 YARDS STRETCHED

Item Number:              GL-LF2505
Description:              SURGILAST LATEX-FREE SIZE 5 - 25 YARDS STRETCHED

Item Number:              GL-LF2505.5
Description:              SURGILAST LATEX-FREE SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              GL-LF2506
Description:              SURGILAST LATEX-FREE SIZE 6 - 25 YARDS STRETCHED

Item Number:              GL-LF2507
Description:              SURGILAST LATEX-FREE SIZE 7 - 25 YARDS STRETCHED

Item Number:              GL-LF2508
Description:              SURGILAST LATEX-FREE SIZE 8 - 25 YARDS STRETCHED

Item Number:              GL-LF2509
Description:              SURGILAST LATEX-FREE SIZE 9 - 25 YARDS STRETCHED

Item Number:              GL-LF2510
Description:              SURGILAST LATEX-FREE SIZE 10 - 25 YARDS STRETCHED

Item Number:              GL-LF2511
Description:              SURGILAST LATEX-FREE SIZE 11 - 25 YARDS STRETCHED

Item Number:              GL-LF2512
Description:              SURGILAST LATEX-FREE SIZE 12 - 25 YARDS STRETCHED

Item Number:              GL-LF2514
Description:              SURGILAST LATEX-FREE SIZE 14 - 25 YARDS STRETCHED

Item Number:              GL10-1
Description:              SURGILAST SIZE 1 - 10 YARDS STRETCHED

Item Number:              GL10-10
Description:              SURGILAST SIZE 10 - 10 YARDS STRETCHED

Item Number:              GL10-11
Description:              SURGILAST SIZE 11 - 10 YARDS STRETCHED

Item Number:              GL10-12
Description:              SURGILAST SIZE 12 - 10 YARDS STRETCHED

Item Number:              GL10-2
Description:              SURGILAST SIZE 2 - 10 YARDS STRETCHED

Item Number:              GL10-3
Description:              SURGILAST SIZE 3 - 10 YARDS STRETCHED

Item Number:              GL10-4
Description:              SURGILAST SIZE 4 - 10 YARDS STRETCHED

Item Number:              GL10-5
Description:              SURGILAST SIZE 5 - 10 YARDS STRETCHED

Item Number:              GL10-6
Description:              SURGILAST SIZE 6 - 10 YARDS STRETCHED

Item Number:              GL10-7
Description:              SURGILAST SIZE 7 - 10 YARDS STRETCHED

Item Number:              GL10-8
Description:              SURGILAST SIZE 8 - 10 YARDS STRETCHED

Item Number:              GL10-9
Description:              SURGILAST SIZE 9 - 10 YARDS STRETCHED

Item Number:              GL100-1
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (1" X 5 YARDS)12/BOX

Item Number:              GL100-2
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (2" X 5 YARDS) - 6/BOX

Item Number:              GL100-3
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (3" X 5 YARDS) - 4/BOX

Item Number:              GL100-4
Description:              FLEXOPLAST - ELASTIC ADHESIVE BANDAGE (4" X 5 YARDS) - 6/BOX

Item Number:              LF25A
Description:              SURG-O-FLEX LATEX-FREE SIZE A - 25 YARDS STRETCHED

Item Number:              LF25B
Description:              SURG-O-FLEX LATEX-FREE SIZE B - 25 YARDS STRETCHED

Item Number:              LF25C
Description:              SURG-O-FLEX LATEX-FREE SIZE C - 25 YARDS STRETCHED

Item Number:              LF25D
Description:              SURG-O-FLEX LATEX-FREE SIZE D - 25 YARDS STRETCHED

Item Number:              LF73245
Description:              LATEX FREE 2"/4.5YDS STRETCHED REBS W/CLIPS (50/CASE)

Item Number:              LF73345
Description:              LATEX FREE 3"/4.5YD STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              LF73445
Description:              LATEX FREE 4/ 4.5YDS STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              LF73645
Description:              LATEX FREE 6"/ 4.5YDS STRETCHED REB W/CLIPS (50 PER CASE)

Item Number:              NONUNNA3
Description:              3" x 10 YARD UNNABOOT BANDAGE WITH CALAMINE - MEDLINE

Item Number:              NONUNNA4
Description:              4" X 10 YARD UNNABOOT BANDAGE WITH CALAMINE - MEDLINE

Item Number:              R99903
Description:              3" ZINC PASTE BANDAGE (100 PER CASE)

Item Number:              R99903C
Description:              3" ZINC PASTE BANDAGE W/ CALAMINE (100 PER CASE)

Item Number:              R99904
Description:              KERMA 4" ZINC PASTE BANDAGE (100 PER CASE)

Item Number:              R99904C
Description:              KERMA 4" ZINC PASTE BANDAGE W/ CALAMINE (100 PER CASE)

Item Number:              SPLINTS
Description:              ALUMINUM FINGER SPLINTS

Item Number:              SU2500
Description:              SURG-O-FLEX SIZE 0 - 25 YARDS STRETCHED

Item Number:              SU2501
Description:              SURG-O-FLEX SIZE 1 - 25 YARDS STRETCHED

Item Number:              SU2502
Description:              SURG-O-FLEX SIZE 2 - 25 YARDS STRETCHED

Item Number:              SU2503
Description:              SURG-O-FLEX SIZE 3 - 25 YARDS STRETCHED

Item Number:              SU2504
Description:              SURG-O-FLEX SIZE 4 - 25 YARDS STRETCHED

Item Number:              SU2505
Description:              SURG-O-FLEX SIZE 5 - 25 YARDS STRETCHED

Item Number:              SU2505.5
Description:              SURG-O-FLEX SIZE 5.5 - 25 YARDS STRETCHED

Item Number:              SU2506
Description:              SURG-O-FLEX SIZE 6 - 25 YARDS STRETCHED

Item Number:              SU2507
Description:              SURG-O-FLEX SIZE 7 - 25 YARDS STRETCHED

Item Number:              SU2508
Description:              SURG-O-FLEX SIZE 8 - 25 YARDS STRETCHED

Item Number:              SU2509
Description:              SURG-O-FLEX SIZE 9 - 25 YARDS STRETCHED

Item Number:              SU2510
Description:              SURG-O-FLEX SIZE 10 - 25 YARDS STRETCHED

Item Number:              SU2511
Description:              SURG-O-FLEX SIZE 11 - 25 YARDS STRETCHED

Item Number:              SU25A
Description:              SURG-O-FLEX SIZE A - 25 YARDS STRETCHED

Item Number:              SU25B
Description:              SURG-O-FLEX SIZE B - 25 YARDS STRETCHED

Item Number:              SU25C
Description:              SURG-O-FLEX SIZE C - 25 YARD STRETCHED

Item Number:              SU25D
Description:              SURG-O-FLEX SIZE D - 25 YARDS STRETCHED

Item Number:              SU25E
Description:              SURG-O-FLEX SIZE E - 12.5 YARDS STRETCHED

Item Number:              WM-.504
Description:              NON STERILE PRE-CUT .5 X 4" (5 PCS PER PACK - 36 PACKS/CASE)

Item Number:              WM-0106
Description:              NON STERILE PRE-CUT SIZE 1 X 6" (36 PER CASE)

Item Number:              WM-0118
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 1 X 18" (36 PER CASE)

Item Number:              WM-0218
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 2 X 18" (36 PER CASE)

Item Number:              WM-0418
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 4 X 18" (36 PER CASE)

Item Number:              WM-0524
Description:              NON STERILE PRE-CUTS SIZE 5 X 24" (36 PER CASE)

Item Number:              WM-0618
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 6 X 18" (36 PER CASE)

Item Number:              WM-0624
Description:              NON STERILE PRE-CUTS SIZE 6 X 24" (36 PER CASE)

Item Number:              WM-0718
Description:              NON STERILE PRE-CUTS SIZE 7 X 18" (36 PER CASE)

Item Number:              WM-0818
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 8 X 18" (36 PER CASE)

Item Number:              WM-0830
Description:              NON STERILE PRE-CUTS SIZE 8 X 30" (36 PER CASE)

Item Number:              WM-0924
Description:              NON STERILE PRE-CUT SIZE 9 X 24" (36 PER CASE)

Item Number:              WM-1018
Description:              LATEX-FREE NON STERILE PRE-CUT SIZE 10 X 18" (36 PER CASE)

Item Number:              WM-102A/10
Description:              READY TO USE PRE-CUT - CHEST/PERINEUM PANTY - SMALL (10 EA)

Item Number:              WM-102B/10
Description:              READY TO USE PRE-CUT CHEST/PERINEUM PANTY - MED. SZ 7 10 EA

Item Number:              WM-102C/10
Description:              READY TO USE PRE-CUT - CHEST/PERINEUM PANTY - LARGE (10 EA)

Item Number:              WM-103B/10
Description:              READY TO USE PRE-CUT -PERINEUM PANTY - LGE (10 Per Bag) Sz 7

Item Number:              WM-105A
Description:              READY TO USE PRE-CUT - CRANIUM CAP - AVERAGE (10 EA)

Item Number:              WM-105B/10
Description:              READY TO USE PRE-CUT - FULL HEAD CAP - AVERAGE (10 EA)

Item Number:              WM-106/10
Description:              READY TO USE PRE-CUT - HIP/THIGH - AVERAGE (10 EA)

Item Number:              WM-108A/30
Description:              READY TO USE PRE-CUT - KNEE/FOOT/ELBOW/HAND - MEDIUM (30 EA)

Item Number:              WM-108B/30
Description:              READY TO USE PRE-CUT - KNEE/FOOT/ELBOW/HAND - LARGE (30 EA)

Item Number:              WM-113L
Description:              BAND NET STRESS TEST T SHIRTS - LARGE (10 PER BAG)

Item Number:              WM-113M
Description:              BAND NET STRESS TEST T SHIRTS - MEDIUM (10 PER BAG)

Item Number:              WM-113S
Description:              BAND NET STRESS TEST T-SHIRTS - SMALL (10 PER BAG)

Item Number:              WM-113XL
Description:              BAND NET STRESS TEST T-SHIRTS - EXTRA LARGE (10 PER BAG)

Item Number:              WM-2224
Description:              NON STERILE PRE-CUT SIZE 22 X 24" (36 PER CASE)

Item Number:              WM-2CDBX
Description:              7/8" x 40 YARDS COTTON DACRON SIZE 2 - BOXED WITH APPLICATOR

Item Number:              WM-5CDBX
Description:              2-5/8" x 40 YARDS COTTON DACRON SIZE 5 - BOXED W/ APPLICATOR

Item Number:              WM-B10
Description:              SURGIGRIP 2 1/2" X 11 YDS. HANDS/LIMBS

Item Number:              WM-C10
Description:              SURGIGRIP 2 3/4" X 11 YDS. SMALL HANDS/LIMBS

Item Number:              WM-COPRESS3
Description:              CO-PRESS 3" X 5 YARD COHESIVE BANDAGE

Item Number:              WM-COPRESS4
Description:              CO-PRESS 4 " X 5 YARD COHESIVE DRESSING

Item Number:              WM-D10
Description:              SURGIGRIP 3" X 11 YDS. LARGE ARMS AND LEGS

Item Number:              WM-E10
Description:              SURGIGRIP 3 1/2" X 11 YDS. LEGS/SMALL THIGHS

Item Number:              WM-F10
Description:              SURGIGRIP 4" X 11 YDS. LARGE KNEES/THIGHS

Item Number:              WM-G10
Description:              SURGIGRIP 4 1/2" X 11 YDS. LARGE THIGHS

Item Number:              WM-GEN3
Description:              3" x 10 YARDS GENERIC UNNA BOOT

Item Number:              WM-GEN3C
Description:              3" x 10 YARDS GENERIC UNNA BOOT WITH CALAMINE

Item Number:              WM-GEN4
Description:              4" x 10 YARDS GENERIC UNNA BOOT

Item Number:              WM-GEN4/EACH
Description:              4" GENERIC UNNA BOOT - EACH

Item Number:              WM-GEN4C
Description:              4" x 10 YARDS GENERIC UNNA BOOT WITH CALAMINE

Item Number:              WM-GEN4C/EA
Description:              GENERIC 4" UNNABOOT WITH CALAMINE / EACH

Item Number:              WM-J10
Description:              SURGIGRIP 6 3/4" X 11 YDS. SMALL TRUNK

Item Number:              WM51-01
Description:              STOMASAFE OSTOMY BAG HOLDER - SMALL (10 PER CASE)

Item Number:              WM51-03
Description:              STOMASAFE OSTOMY BAG HOLDER - MEDIUM (10 PER CASE)

Item Number:              WM51-05
Description:              STOMASAFE OSTOMY BAG HOLDER - LARGE (10 PER CASE)

Item Number:              WM51-07
Description:              STOMASAFE OSTOMY BAG HOLDER - EXTRA LARGE (10 PER CASE)

Equipment and Related Components:

          Description                                Units          Model                Serial Number
--------------------------------------------------------------------------------------------------------
MIXER MACHINE                                          1
--------------------------------------------------------------------------------------------------------
PASTE BANDAGE ROLLING MACHINE                          4
--------------------------------------------------------------------------------------------------------
BLISTER MACHINE                                        1           TIROPAC
--------------------------------------------------------------------------------------------------------
PACKING MACHINE                                        1            JONES
--------------------------------------------------------------------------------------------------------
INK INJECTION SYSTEM                                   1
--------------------------------------------------------------------------------------------------------
DI WATER SYSTEM                                        1
--------------------------------------------------------------------------------------------------------
MIXING TANKS                                           9
--------------------------------------------------------------------------------------------------------
DRUMS MEDIUM SIZE METAL                               11
--------------------------------------------------------------------------------------------------------
DRUMS SMALL METAL                                      4
--------------------------------------------------------------------------------------------------------
PUMPS                                                  5
--------------------------------------------------------------------------------------------------------
PASTE POTS                                             6
--------------------------------------------------------------------------------------------------------
PASTE BANDAGE ROLLING MACHINE                          1            5C400                3679
--------------------------------------------------------------------------------------------------------
PASTE BANDAGE ROLLING MACHINE                          1             N/A                 N/A
--------------------------------------------------------------------------------------------------------
WRAPPER MACHINE                                        1        DOBOY/STRATUS          04-25453
--------------------------------------------------------------------------------------------------------
MIXER MACHINE                                          1            D/LIFT              26919
--------------------------------------------------------------------------------------------------------
INK INJECTION SYSTEM                                   1             4900               BS167
--------------------------------------------------------------------------------------------------------
SCALE, PRINT AND PROGRAM                               1             465                OO8400
--------------------------------------------------------------------------------------------------------
MANUAL FORK LIFT                                       1            M-VERT               883
--------------------------------------------------------------------------------------------------------
GRAYCO PUMP                                            2          E5SP5B559             V24603
--------------------------------------------------------------------------------------------------------
CONTAINERS VALVE                                       1            WESCO               272034
--------------------------------------------------------------------------------------------------------
CARTS                                                  5             N/A                 N/A
--------------------------------------------------------------------------------------------------------
TANKS 1,100 lt                                         5             N/A                 N/A
--------------------------------------------------------------------------------------------------------
TANK 750 lt                                            1             N/A                 N/A
--------------------------------------------------------------------------------------------------------
MIXING TANK WHEELBASE                                  5             N/A                 N/A
--------------------------------------------------------------------------------------------------------
8 ft x 8 ft High                                       1
SKYLINE DISPLAY, INCLUDING LIGHTS, CARRYING CASES,
ELECTRICAL CORD, ETC.
--------------------------------------------------------------------------------------------------------
10 ft x 8 ft High                                      1
SKYLINE DISPLAY, INCLUDING LIGHTS, CARRYING CASES,
ELECTRICAL CORD, ETC.
--------------------------------------------------------------------------------------------------------
3 ft x 5 ft                                            2
TABLE TOP SKYLINE DISPLAY
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
3 ft x 8 ft High                                       2
FLOOR TO CEILING SKYLINE DISPLAY, EACH CONTAINING
PRODUCT GRAPHICS
--------------------------------------------------------------------------------------------------------
4 ft x 8 ft High                                       1
FLOOR TO CEILING SKYLINE DISPLAY, CONTAINING
PRODUCT GRAPHICS
--------------------------------------------------------------------------------------------------------
VARIOUS PRODUCT PANELS FOR ABOVE DISPLAY UNITS
--------------------------------------------------------------------------------------------------------

Miscellaneous

Accounts receivable in the ordinary course of business;
software; inventory; customer list; product formulations;
goodwill associated with the assets conveyed.

INTELLECTUAL PROPERTY RIGHTS

SUMMARY OF TRADEMARK REGISTRATIONS

     1.       BANDNET, US REGISTRATION NO. 1,749,795 - EXPIRES 02/02/2013.
     2.       SYSTEM-FOUR, US SERIAL NO. 76/254,603
     3.       GLEN-SLEEVE, US REGISTRATION NO. 1,878,551 - EXPIRES 02/14/2015
     4.       HIP-ARMOR, US SERIAL NO. 76/421,807
     5.       PRIMER FLEX, US SERIAL NO. 78/455,097
     6.       SURGIGRIP, US REGISTRATION NO. 1,661,598 - EXPIRES 10/22/2010 *
     7.       SURGITUBE, US REGISTRATION NO. 403,088 - EXPIRES 08/31/2013 *
     8.       PRIMER, US REGISTRAION NO. 1,793,363 - EXPIRES 09/21/2013 *
     9.       SURGILAST, US REGISTRATION NO. 1,619,706 - EXPIRES 10/31/2010 *
     10.      UNNA-PAK, US REGISTRATION NO. 1,557,791 - EXPIRES 10/26/2009 *
     11.      EDEMALAST - APPLIED FOR
     12.      PODOFLEX - APPLIED FOR
     13.      FLEXOPLAST, US REGISTRATION
     14.      CO-PRESS (TM)

* ALSO REGISTERED IN CANADA